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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  December 16, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         BKF Capital Group, Inc. (together with its successors and assigns, "BKF"), Levin Management Co., Inc. (together with its successors and assigns, the "Subsidiary" and together with BKF, the "Companies") and Henry Levin (the "Manager," together with the Companies, the "Parties") entered into a Separation Agreement and General Release of all Claims (the "Agreement") as of December 16, 2005 (the "Effective Date").

         Under the Agreement, all appointments the Manager holds with the Companies or any of their respective affiliates or subsidiaries (collectively, the "Company Group"), whether as employee, consultant, agent or otherwise, will cease as of 11:59 p.m. on December 30, 2005 (the "Termination Date"). However, for purposes of determining the payments and benefits to which the Manager is entitled under that term sheet, which was filed as Exhibit 10.1 to a Form 8-k on April 22, 2005 (the "Term Sheet"), the Manager's employment will be treated as having continued through December 31, 2005, and as having then been terminated by him voluntarily (and under no circumstances by the Companies, whether with or without "Cause"). Effective as of the Effective Date, the Manager will have no authority to act on behalf of the Companies or any other member of the Company Group.

         If the Manager has not revoked the release under the Age Discrimination in Employment Act of 1967 in the period as described in the Agreement, the Companies will pay to the Manager the sum of $750,000 as an advance against amounts that will otherwise be due to the Manager under
Section 4 of the Term Sheet. Unless the Manager has revoked such release, the Manager will be entitled to the balance of the amounts due to him under
Section 4 of the Term Sheet no later than the date on which Frank Rango is paid corresponding amounts under such Section.

         Under the Agreement, the Manager is obligated to return to the Companies all properties belonging to the Companies and is subject to certain confidentiality obligations as described in the Agreement. In addition, under the Agreement, the Parties are subject to mutual nondisparagement obligations until the third anniversary of the Effective Date and the Parties granted each other mutual releases.

         The foregoing is a summary of certain of the terms of the Agreement and does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT           DESCRIPTION
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10.1              Separation Agreement and Release of All Claims, dated
                  December 16, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   December 22, 2005

                                     BKF CAPITAL GROUP, INC.



                                     By: /s/ Norris Nissim
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                                     Name:  Norris Nissim
                                     Title: Vice President, General
                                            Counsel and Secretary


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                               INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
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10.1              Separation Agreement and Release of All Claims, dated
                  December 16, 2005.